UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): April 12, 2017

Ocean Power Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33417 (Commission File Number)	22-2535818 (I.R.S. Employer Identification No.)

1590 Reed Road Pennington, New Jersey (Address of principal executive offices)	08534 (Zip Code)

(609) 730-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01      Other Events.

As previously disclosed, the Board of Directors (the “Board”) of Ocean Power Technologies, Inc. (the “Company”) amended the Company’s By-Laws, effective on June 17, 2016, to delete the phrase “only for cause” in Section 2.6 of Article II of the By-Laws. The effect of this amendment is to permit directors of the Company to be removed either for cause or without cause by the stockholders of the Company.

As also previously disclosed, at the October 21, 2016 annual meeting of the Company’s stockholders, the Company’s stockholders approved a proposal to add a new Article Twelfth to the Company’s Certificate of Incorporation, as follows: “Notwithstanding anything to the contrary in this Certificate of Incorporation, to the fullest extent permitted by law, if at any time any provision in the Certificate of Incorporation is interpreted as contrary to the requirements of the General Corporation Law of Delaware, as amended, either as a result of statutory amendments, judicial interpretation or otherwise, such provision of the Certificate of Incorporation shall instead be read such that the provision is interpreted to be in conformity with the applicable requirements of the General Corporation Law of Delaware, as amended.”

On April 12, 2017, the Company settled the previously disclosed lawsuit pending in the Superior Court of New Jersey Mercer County Chancery Division captioned Stern v. Ocean Power Technologies, et al., No. C-5-16. In accordance with that settlement and the above-referenced Article Twelfth of the Company’s Certificate of Incorporation, the Board has determined that the Company will not seek to enforce Section 6 of Article Ninth of the Company’s Certificate of Incorporation to the extent that section provides that directors of the Company may be removed “only for cause.” Instead, the Board has determined that the Company will comply with the provisions of Section 2.6 of Article II of the By-Laws, as amended effective June 17, 2016.

Item 9.01     Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on October 21, 2016 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on October 21, 2016).

3.2	Amended and Restated Bylaws of the registrant (incorporated by reference from Exhibit 3.2 to the Current Report on Form 8-K filed June 23, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2017

OCEAN POWER TECHNOLOGIES, INC.

/s/ George H. Kirby
George H. Kirby
President and Chief Executive Officer